PROSPECTUS
                             BEA INCOME FUND, INC.
                        8,128,456 SHARES OF COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES
                                  -----------


    BEA Income Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on September 27, 1996 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 8,128,456 shares ("Shares") of the Fund's common stock ( the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of the Fund's common stock ("Common Stock") owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for every three Rights held (one for three). Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an Over-Subscription Privilege, as described herein. The Fund may increase at its discretion the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or 2,032,114 Shares, for an aggregate total of 10,160,570 Shares. Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange or any other exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON THE DATE OF THE EXPIRATION OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS THEREOF AND (ii) THE NET ASSET VALUE PER SHARE AS OF THE CLOSE OF BUSINESS ON THE PRICING DATE.



    The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 22, 1996. Shares of the Common Stock trade on that exchange under the symbol "FBF." The last reported net asset value per share of Common Stock at the close of business on August 22, 1996 and September 24, 1996 was $8.50 and $8.54, respectively, and the last reported sales price of a share of the Fund's Common Stock on that exchange on those dates was $8.25 and $8.37, respectively.



    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 22, 1996 (THE "EXPIRATION DATE"), UNLESS EXTENDED AS DESCRIBED HEREIN.


    Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would otherwise be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the current net asset value per share, the Offer will result in dilution of net asset value per share for all shareholders. If the Subscription Price per Share were to be substantially less than the current net asset value per share, such dilution would be substantial. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent. See "Risk Factors and Special Considerations--Certain Effects of the Offer."

    If you have questions or need further information about the Offer, please call Shareholder Communications Corporation, the Fund's information agent for the Offer (the "Information Agent"), at (800) 733-8481, extension 349.

(CONTINUED ON THE FOLLOWING PAGE)
                               ------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
               OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                               ESTIMATED                        ESTIMATED
                                             SUBSCRIPTION      ESTIMATED       PROCEEDS TO
                                               PRICE (1)     SALES LOAD (2)  THE FUND (3)(4)
Per Share.................................       $7.96           $0.30            $7.66
Total Maximum (5).........................    $64,702,510      $2,438,537      $62,263,973


                                               (FOOTNOTES ON THE FOLLOWING PAGE)

                               SMITH BARNEY INC.



The date of this Prospectus is September 27, 1996

                                              (CONTINUED FROM THE PREVIOUS PAGE)


    The Fund is a closed-end, diversified management investment company that seeks current income consistent with the preservation of capital by investing primarily in fixed-income securities. Under normal circumstances, the Fund will invest at least 75% of its total assets in fixed-income securities, such as bonds, debentures and preferred stocks. All or substantially all of the Fund's assets may be invested in securities rated below investment grade and in unrated securities of comparable quality. Securities of this type are subject to greater risk of loss of principal or nonpayment of interest than higher-rated securities and are predominantly speculative. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." BEA Associates serves as the Fund's investment adviser. The address of the Fund is One Citicorp Center, 57th Floor, 153 East 53rd Street, New York, New York 10022, and the Fund's telephone number is (212) 832-2626.



    Investment in lower-rated securities involves certain risks and special considerations not typically associated with investment in higher-rated securities and should be considered speculative. See "Risk Factors and Special Considerations."



    This Prospectus sets forth information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated September 27, 1996 (the "SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 31 of this Prospectus, may be obtained without charge by contacting the Information Agent at (800) 733-8481, extension 349.

                                 --------------

(FOOTNOTES FROM THE PREVIOUS PAGE)


(1) Estimated on the basis of 95% of the market price per share on September 24, 1996. See "The Offer-- Subscription Price."



(2) In connection with the Offer, Smith Barney Inc. (the "Dealer Manager") and other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to 2.50% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services and marketing assistance in connection with the Offer equal to 1.25% of the Subscription Price per Share for Shares issued upon exercise of the Rights and the Over-Subscription Privilege and has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").


(3) Before deduction of offering expenses incurred by the Fund, estimated at $550,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.


(4) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund regardless of whether shares are issued or not by the Fund) pending proration and distribution of Shares.



(5) Assumes all Rights are exercised at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the aggregate maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $80,878,137, $3,048,171 and $77,829,966, respectively.

                                 --------------

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION ("SAI").

PURPOSE OF THE OFFER

    The Board of Directors of BEA Income Fund, Inc. (the "Fund") has determined that it would be in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby allowing better positioning of the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective of realizing current income. In reaching its decision, the Board of Directors was advised by BEA Associates that the availability of new funds would provide the Fund with additional investment flexibility as well as increase the Fund's ability to take advantage of what BEA Associates believes to be timely opportunities in the high yield bond market as a result of interest rate stability and a strong economy.

    The Board of Directors also considered that a well-subscribed rights offering may reduce the Fund's expense ratio, which may be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's common stock ("Common Stock") on the New York Stock Exchange, where the shares are listed and traded. The Board of Directors also considered the proposed terms of the Offer (as defined below), including the expenses of the Offer, and its dilutive effect, including the effect on non-exercising shareholders of the Fund. After careful consideration, the Fund's Board of Directors unanimously voted to approve the Offer.

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

TERMS OF THE OFFER


    The Fund is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on September 27, 1996 (the "Record Date") non-transferable rights ("Rights") to subscribe for an aggregate of 8,128,456 shares ("Shares") of the Fund's Common Stock, par value $0.001 per share (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for every three Rights held (one for three). Rights may be exercised at any time during the offering period (the "Subscription Period"), which commences on September 27, 1996 and ends at 5:00 p.m., New York City time, on October 22, 1996 (the "Expiration Date"), unless extended by the Fund until 5:00 p.m., New York City time, on a date no later than October 25, 1996. The right to acquire one Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."


OVER-SUBSCRIPTION PRIVILEGE

    Any Record Date Shareholder who fully exercises all Rights issued to such shareholder is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). If sufficient Shares are not available to honor all requests for over-subscriptions, the Fund may, at its discretion, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer (up to 2,032,114 Shares) in order to satisfy such over-subscription requests. Shares requested pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

SUBSCRIPTION PRICE


    The subscription price per Share (the "Subscription Price") will be 95% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on the Expiration Date (the "Pricing Date") and on the four preceding business days thereof and (ii) the net asset value per share as of the close of business on the Pricing Date. See "The Offer--Subscription Price."

NON-TRANSFERABILITY OF RIGHTS

    The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange or any other exchange. However, the Shares to be issued pursuant to the Rights will be admitted for trading on the New York Stock Exchange.

METHOD OF EXERCISE OF RIGHTS

    Rights will be evidenced by subscription certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, or if shares are held by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or any other depository or nominee, to Cede or such other depository or nominee. Rights may be exercised by completing and signing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to The Chase Manhattan Bank (the "Subscription Agent"). Shareholders who exercise their Rights will have no right to rescind their subscription after the Subscription Agent has received payment. See "The Offer--Subscription Agent" and "The Offer--Method of Exercise of Rights."

FOREIGN RESTRICTIONS

    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholder's accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, such Rights will expire.

IMPORTANT DATES TO REMEMBER


                             EVENT                                                     DATE
---------------------------------------------------------------  -------------------------------------------------
Record Date....................................................                 September 27, 1996
Subscription Period............................................       September 27, 1996 to October 22, 1996*
Payment for Shares or Notice of Guaranteed Delivery Due........                  October 22, 1996*
Expiration and Pricing Date....................................                  October 22, 1996*
Payment for Guarantees of Delivery Due.........................                  October 25, 1996*
Confirmation to Participants...................................                  November 1, 1996*
Final Payment for Shares.......................................                 November 15, 1996*


---------

*    Unless the Offer is extended to a date not later than October 25, 1996.


INFORMATION AGENT


    The Information Agent for the Offer (the "Information Agent") is:


         [LOGO]

    Toll Free: (800) 733-8481, Extension 349.

    Shareholders calling from outside the United States may call collect (212) 805-7000.

DISTRIBUTION ARRANGEMENTS


    Smith Barney Inc. (the "Dealer Manager") will act as the dealer manager for the Offer. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory services and marketing assistance equal to 1.25% of the Subscription Price per Share for Shares issued upon exercise of the Rights and the Over-Subscription Privilege, and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts equal to 2.50% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. See "Distribution Arrangements."

INFORMATION REGARDING THE FUND


    The Fund has been engaged in business as a closed-end, diversified management investment company since March 23, 1987. The Fund's investment objective is current income consistent with the preservation capital. The Fund seeks to achieve this objective primarily through investment in fixed-income securities, such as bonds, debentures and preferred stocks. Under normal circumstances, at least 75% of the Fund's total assets will be invested in fixed-income securities. The Fund's investments in fixed-income securities are not subject to any rating quality limitation and, accordingly, a substantial portion or all of the Fund's portfolio may be invested in securities that are rated below investment grade by a nationally recognized rating service or unrated and of comparable quality in the opinion of BEA Associates. Lower-rated securities generally provide yields superior to those of more highly rated securities, but involve greater risks and are speculative in nature ("high yield securities"). See "Risk Factors and Special Considerations-- Lower-Rated Securities." The Fund may also invest up to 25% of its assets in money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." BEA Associates anticipates that investment of the net proceeds of the Offer, in accordance with the Fund's investment objective and policies, will take approximately up to one month from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "Use of Proceeds." The Common Stock is listed and traded on the New York Stock Exchange under the symbol "FBF." As of June 30, 1996, the net assets of the Fund were approximately $208 million.


INVESTMENT ADVISER AND ADMINISTRATORS

    BEA Associates, a U.S. investment counseling firm ("BEA Associates"), serves as the Fund's investment adviser. BEA Associates emphasizes a global investment strategy and, as of June 30, 1996, acted as adviser for assets in excess of $28.7 billion, including as of that date approximately $10.9 billion of assets invested in fixed-income securities and money market instruments.

    Chase Global Funds Services Company serves as the Fund's administrator (the "Administrator"). See "Management of the Fund."

ADVISORY, ADMINISTRATIVE AND CONSULTING FEES

    The aggregate annual fees payable by the Fund for investment advice equal 0.50% of the Fund's average weekly net assets. See "Management of the Fund."

    For administrative services, the Fund pays the Administrator a fee at an annual rate of 0.15% of the first $100 million of the Fund's average weekly net assets, 0.10% of the Fund's next $300 million of average weekly net assets and 0.05% of the Fund's average weekly net assets in excess of $400 million.

    Since the Fund's investment adviser's and administrator's fees are based on the net assets of the Fund, the Fund's investment adviser and administrator will benefit from an increase in the Fund's assets resulting from the Offer. In addition, one director who is an "interested person" (as such term is defined under the 1940 Act) of the Fund because of his position as a director and officer of BEA Associates could benefit indirectly from the Offer because of such director's affiliation. See "The Offer--Certain Impact on Fees."

RISK FACTORS AND SPECIAL CONSIDERATIONS

    The following summarizes certain matters that should be considered, among others, in connection with an exercise of Rights and an additional investment in the Fund.

    CERTAIN EFFECTS OF THE OFFER. Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, the Fund will bear the expenses of the Offer and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in net asset value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution might be substantial. The dilution in net asset value will disproportionately affect shareholders who do not exercise their rights. See "Risk Factors and Special Considerations."



    RISKS ASSOCIATED WITH INVESTMENTS IN FIXED-INCOME SECURITIES. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. The value of a portfolio of fixed-income securities will generally be expected to rise when interest rates decline and to decline when interest rates rise. In addition, the market value of certain securities in which the Fund may invest, such as mortgage-backed securities, zero coupon securities, securities that are purchased at a discount to their par value and stripped income securities tend to be more volatile in response to changes in interest rates than that of traditional fixed-income securities. Longer-term securities in which the Fund may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities. See "Risk Factors and Special Considerations."



    LOWER-RATED SECURITIES. At any time, all or substantially all of the Fund's portfolio may be invested in medium-grade or below investment grade fixed-income securities as determined by a nationally recognized rating service and in unrated securities of comparable quality. Investment in lower-rated securities typically involves risks not associated with higher-rated securities, including, among others, overall greater risk that timely and ultimate payment of interest and principal will not occur, potentially greater sensitivity to general economic conditions, greater market price volatility and potential illiquidity. In addition, ratings are relative and subjective and not absolute standards of quality. See "Risk Factors and Special Considerations."



    NON PUBLICLY-TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Non publicly-traded securities, including Rule 144A Securities, may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly-traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly-traded securities. Further, companies whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly-traded. A Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected. See "Risk Factors and Special Considerations."



    RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. The Fund may invest a substantial portion of its total assets in mortgage-backed securities. The value of mortgaged-backed securities is subject to change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates. See "Risk Factors and Special Considerations."



    SHORT SALES. The Fund's investment policies may include short selling. Short sales can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund's portfolio. The Fund, however, is restricted from engaging in uncovered short selling. See "Investment Objective and Policies--Short Sales" below and "Investment Restrictions" in the SAI.



    RISKS OF TRANSACTIONS IN INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may, for bona fide hedging purposes, purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges. There are several risks in connection with the use of interest rate futures contracts as a hedge for transactions and anticipated transactions, including the risk of unlimited loss and significant distortions between the prices of futures contracts and those of the securities being hedged. Although the Fund intends to purchase or sell interest rate futures contracts only on exchanges or boards of trade where there appears to be an active market for such contracts, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The Fund is not required to hedge interest rate risk. In addition, there are special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. The Fund will only purchase or write options on futures contracts which, in the opinion of BEA Associates, are traded in sufficiently developed markets such that the risks of illiquidity in connection with such options are not greater than the risks of illiquidity in connection with transactions in the underlying interest rate futures contracts. See "Risk Factors and Special Considerations."



    RISKS ASSOCIATED WITH REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. The use of repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under an agreement defaults on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Also, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. While BEA Associates acknowledges these risks, the Fund expects that they can be controlled by limiting the institutions with which the Fund will enter into repurchase agreements to the Federal Reserve Bank, Reporting Government Securities Dealers and member banks of the Federal Reserve System and by carefully monitoring the creditworthiness of such institutions, other than the Federal Reserve Bank, by BEA Associates. See "Risk Factors and Special Considerations."


    MARKET VALUE AND NET ASSET VALUE. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. In addition, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. See "Net Asset Value" and "Common Stock."

                                   FEE TABLE

    The following table sets forth certain fees and expenses of the Fund.


SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of the Subscription Price per Share)(1).............      3.75%
ANNUAL EXPENSES (as a percentage of net assets)
    Management Fees.................................................................       .50%
    Other Expenses(2)...............................................................       .31%
TOTAL ANNUAL EXPENSES(2)............................................................       .81%



                                                      1      3      5       10
                     EXAMPLE                        YEAR   YEARS  YEARS   YEARS
--------------------------------------------------  -----  -----  ------  ------
   You would pay the following expenses on a
    $1,000 investment assuming a 5% annual
    return(3).....................................   $45    $62     $81     $134


---------

(1) The Dealer Manager and the other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to 2.50% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the Subscription Price per Share for Shares issued upon exercise of the Rights and the Over-Subscription Privilege. These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.



(2) Based upon estimated amounts for the current fiscal year and on the net assets of the Fund after giving effect to the anticipated net proceeds of the Offer including proceeds from the issuance of up to 25% of the Shares pursuant to the Over-Subscription Privilege. Does not include expenses of the Fund incurred in connection with the Offer, estimated at $550,000. Total annual expenses for the fiscal year ended December 31, 1995 were .92% as a percentage of average net assets.



(3) The example reflects the Sales Load and other expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.



    THE PURPOSE OF THE FOREGOING TABLE AND EXAMPLE IS TO ASSIST RIGHTS HOLDERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND BEARS, DIRECTLY OR INDIRECTLY, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" below and in the SAI.

                              FINANCIAL HIGHLIGHTS

    The table below sets forth selected financial data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, other than the six-month period ended June 30, 1996, have been derived from financial statements audited by Price Waterhouse LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.
                        PER SHARE OPERATING PERFORMANCE
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                       ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    6/30/96(1)    12/31/95(2)    12/31/94      12/31/93      12/31/92
                                                    -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Period..............  $     8.63    $     8.05    $     9.00    $     8.42    $     8.28
Offering Costs....................................          --            --            --            --            --
Net Investment Income.............................        0.40          0.86          0.83          0.91          0.89
Net Realized and Unrealized Gains or Losses on
 Investments......................................        0.02          0.48         (1.06)         0.57          0.08
                                                    -----------   -----------   -----------   -----------   -----------
Total from Investment Activities..................        0.42          1.34         (0.23)         1.48          0.97
                                                    -----------   -----------   -----------   -----------   -----------
Distributions:
From Net Investment Income........................       (0.54)        (0.76)        (0.72)        (0.90)        (0.83)
                                                    -----------   -----------   -----------   -----------   -----------
  From Realized Gain..............................          --            --            --            --            --
  From Capital Surplus............................          --            --            --            --            --
                                                    -----------   -----------   -----------   -----------   -----------
    Total Distribution............................          --            --            --            --            --
                                                    -----------   -----------   -----------   -----------   -----------
                                                    -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period....................  $     8.51    $     8.63    $     8.05    $     9.00    $     8.42
                                                    -----------   -----------   -----------   -----------   -----------
                                                    -----------   -----------   -----------   -----------   -----------
Per Share Market Value, End of Period.............  $     7.88    $     7.88    $     7.00    $     8.50    $     8.38
                                                    -----------   -----------   -----------   -----------   -----------
                                                    -----------   -----------   -----------   -----------   -----------
Total Investment Return
  Net Asset Value(4)..............................        5.06%(6)      17.41%       (2.67)%       18.47%        11.95%
  Market Value....................................        6.83%(6)      24.34%       (9.48)%       12.46%        12.09%

                                                                                                            PERIOD FROM
                                                                                                             3/23/87(3)
                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      THROUGH
                                                     12/31/91      12/31/90      12/31/89      12/31/88       12/31/87
                                                    -----------   -----------   -----------   -----------   ------------
Net Asset Value, Beginning of Period..............  $     7.25    $     8.32    $     8.58    $     8.71    $      9.30
Offering Costs....................................          --            --            --            --          (0.01)

Net Investment Income.............................        0.89          0.87          0.92          0.87           0.59
Net Realized and Unrealized Gains or Losses on
 Investments......................................        1.04         (1.04)        (0.28)        (0.10)         (0.51)

                                                    -----------   -----------   -----------   -----------   ------------
Total from Investment Activities..................        1.93         (0.17)         0.64          0.77           0.08
                                                    -----------   -----------   -----------   -----------   ------------
Distributions:
From Net Investment Income........................       (0.90)        (0.90)        (0.90)        (0.90)         (0.59)

                                                    -----------   -----------   -----------   -----------   ------------
  From Realized Gain..............................          --            --            --            --          (0.01)

  From Capital Surplus............................          --            --            --            --          (0.06)

                                                    -----------   -----------   -----------   -----------   ------------
    Total Distribution............................          --            --            --            --          (0.66)

                                                    -----------   -----------   -----------   -----------   ------------
                                                    -----------   -----------   -----------   -----------   ------------
Net Asset Value, End of Period....................  $     8.28    $     7.25    $     8.32    $     8.58    $      8.71
                                                    -----------   -----------   -----------   -----------   ------------
                                                    -----------   -----------   -----------   -----------   ------------
Per Share Market Value, End of Period.............  $     8.38    $     6.38    $     7.88    $     7.88    $     8.325
                                                    -----------   -----------   -----------   -----------   ------------
                                                    -----------   -----------   -----------   -----------   ------------
Total Investment Return
  Net Asset Value(4)..............................       27.71%        (2.06)%        7.69%         9.14%          1.01%
  Market Value....................................       50.81%        (6.12)%       13.58%         7.80%        (10.91)%



                            RATIOS/SUPPLEMENTAL DATA

                                                  SIX MONTHS
                                                     ENDED      YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                  6/30/96(1)    12/31/95(2)  12/31/94     12/31/93     12/31/92     12/31/91
                                                 -------------  ----------  -----------  -----------  -----------  -----------
Net Assets, End of Period (thousands)..........   $207,551       $210,441    $196,379     $219,355     $203,846     $199,857
Ratio of Expenses to Average Net Assets........       0.98%(5)       0.92%       0.83%        0.88%        0.86%        0.87%
Ratio of Net Investment Income to
 Average Net Assets............................       9.44%(5)      10.22%       9.75%       10.34%       10.38%       11.12%
  Portfolio Turnover...........................       44.1%(6)       44.1%       70.6%       117.5%       115.2%        53.3%

                                                                                         PERIOD FROM
                                                                                         3/23/87(3)
                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED      THROUGH
                                                  12/31/90     12/31/89     12/31/88      12/31/87
                                                 -----------  -----------  -----------  -------------
Net Assets, End of Period (thousands)..........   $175,390     $201,297     $207,293     $209,060
Ratio of Expenses to Average Net Assets........       0.89%        0.92%        0.91%        0.77%(5)
Ratio of Net Investment Income to
 Average Net Assets............................      11.26%       10.67%        9.96%        9.40%(5)
  Portfolio Turnover...........................       61.4%        95.8%       113.5%        42.0%


------------

(1)        Unaudited.
(2)        BEA Associates replaced CS First Boston Investment Management Corporation ("CSIM") as the Fund's investment adviser effective June 13, 1995.
(3)        Commencement of investment operations.
(4)        Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market value of the stock and the net asset value of the Fund.
(5)        Annualized.
(6)        Not Annualized.

                                   THE OFFER

PURPOSE OF THE OFFER

    The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby allowing better positioning of the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective of realizing current income. In reaching its decision, the Board of Directors was advised by BEA Associates that the availability of new funds would provide the Fund with additional investment flexibility as well as increase the Fund's ability to take advantage of what BEA Associates believes to be timely opportunities in the high yield bond market as a result of interest rate stability and a strong economy.

    The Board of Directors also considered that a well-subscribed rights offering may reduce the Fund's expense ratio, which may be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's Common Stock on the New York Stock Exchange, where the shares are listed and traded. The Board of Directors also considered the proposed terms of the Offer, including the expenses of the Offer, and its dilutive effect, including the effect on non-exercising shareholders of the Fund. After careful consideration, the Fund's Board of Directors unanimously voted to approve the Offer.

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


    The Fund is issuing to Record Date Shareholders Rights to subscribe for Shares pursuant to the exercise of such Rights. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price one Share for every three Rights held (one for three). Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. Rights may be exercised at any time during the Subscription Period, which commences on September 27, 1996 and ends at 5:00 p.m., New York City time, on October 22, 1996, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than October 25, 1996. A Record Date Shareholder's right to acquire one Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription." The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."



    Any Record Date Shareholder who fully exercises all Rights issued to such shareholder will be entitled to subscribe for additional Shares pursuant to the Over-Subscription Privilege. Shares requested pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase in the event the Fund increases the number of shares available pursuant to the Over-Subscription Privilege, which is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.


    As fractional Shares will not be issued, Record Date Shareholders who receive or have remaining fewer than three Rights will be unable to purchase Shares upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof. Such shareholders, however, may subscribe for Shares pursuant to the Over-Subscription Privilege provided such shareholders have fully exercised the Rights issued to them. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

OVER-SUBSCRIPTION PRIVILEGE

    To the extent Record Date Shareholders do not exercise all of the Rights issued to them, the underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to Record Date Shareholders who have exercised all the Rights issued to them pursuant to the Primary Subscription and who desire to acquire additional Shares. Only Record Date Shareholders who exercise all such Rights may indicate on the Subscription Certificate the number of additional Shares desired pursuant to the Over-Subscription Privilege. If sufficient Shares remain as a result of unexercised Rights, all over-subscriptions may be honored in full. If sufficient Shares are not available to honor all requests for over-subscriptions, the Fund may, at its discretion, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer (up to 2,032,114 Shares) in order to satisfy such over-subscription requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Record Date Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

    The Fund will not sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE


    The Subscription Price for each Share to be issued pursuant to the Rights will be 95% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on the Pricing Date and on the four preceding business days thereof and (ii) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sales price on the New York Stock Exchange on the Pricing Date and on the four preceding business days thereof of a share of the Fund's Common Stock is $8.42, and the net asset value as of the close of business on the Pricing Date is $8.54, the Subscription Price will be $8.00 (95% of $8.42). If, however, the average of the last reported sales price of a share on that exchange on the Pricing Date and on the four preceding business days thereof is $8.40, and the net asset value as of the close of business on the Pricing Date is $8.32, the Subscription Price will be $7.90 (95% of $8.32). See "Common Stock."



    The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 22, 1996. The last reported net asset value per share of Common Stock at the close of business on August 22, 1996 and September 24, 1996 was $8.50 and $8.54, respectively, and the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was $8.25 and $8.37, respectively.


NON-TRANSFERABILITY OF RIGHTS

    The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange or any other exchange. However, the Shares to be issued pursuant to the Rights will be admitted for trading on the New York Stock Exchange.

EXPIRATION OF THE OFFER


    The Offer will expire at 5:00 p.m., New York City time, on October 22, 1996, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than October 25, 1996. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the purchase price for such Shares. Any extension of the Offer will be followed as promptly as practical by an announcement thereof. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is The Chase Manhattan Bank ("Chase Manhattan"), 770 Broadway, New York, New York, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $15,000, plus reimbursement for its out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Dividend-Paying Agent and Registrar with respect to the Common Stock. An affiliate of the Subscription Agent also acts as the Fund's administrator. SIGNED SUBSCRIPTION CERTIFICATES TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE MUST BE SENT TO CHASE MANHATTAN by one of the methods described below. The Fund will accept only Subscription Certificates actually received on a timely basis at the address listed below:


(1)        BY FIRST CLASS MAIL/HAND/OVERNIGHT COURIER:
           The Chase Manhattan Bank
           Retail Processing
           770 Broadway
           7th Floor
           New York, New York 10003

(2)        BY FACSIMILE (TELECOPY):
           FOR NOTICE OF GUARANTEED DELIVERY ONLY

           (212) 979-0658 with the original Subscription Certificate to be sent by method (1) above. Confirm facsimile by telephone at (212)
           388-5764.


    DELIVERY TO AN ADDRESS OTHER THAN THOSE SET FORTH ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

METHOD OF EXERCISE OF RIGHTS


    Rights will be evidenced by Subscription Certificates that will be mailed to Record Date Shareholders, or if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee except as discussed under "Foreign Restrictions" below. Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate, together with payment for the Shares as described below under "Payment for Shares," to the Subscription Agent. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate (a "Notice of Guaranteed Delivery"), as set forth below under "Payment for Shares." A fee may be charged for this service. Fractional Shares will not be issued, and shareholders who receive, or who have remaining, fewer than three Rights will not be able to purchase any Shares upon the exercise of such Rights. Such shareholders may, however, subscribe for Shares pursuant to the Over-Subscription Privilege provided such shareholders have fully exercised the Rights issued to them. Completed Subscription Certificates or Notices of Guaranteed Delivery must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at the office of the Subscription Agent at the address set forth above.


    SHAREHOLDERS WHO ARE RECORD OWNERS. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed Subscription Certificate and payment after the Expiration Date.

    INVESTORS WHOSE SHARES ARE HELD BY A NOMINEE. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    NOMINEES. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

FOREIGN RESTRICTIONS

    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, such Rights will expire.

INFORMATION AGENT

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:

                    THE INFORMATION AGENT FOR THE OFFER IS:


                                       [LOGO]

                    TOLL FREE: (800) 733-8481, EXTENSION 349

    Shareholders calling from outside the United States may call collect (212) 805-7000. Shareholders may also contact their brokers or nominees for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be $10,000 plus reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

    Shareholders who acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


        (1) A shareholder can send the completed Subscription Certificate together with payment for the Shares acquired during the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, calculating the total payment on the basis of an estimated Subscription Price of $7.96 per Share (the "Estimated Subscription Price"). To be accepted, such payment, together with the properly executed and completed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES OF AMERICA, MUST BE PAYABLE TO BEA INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.



        (2) Alternatively, a subscription will be accepted by the Subscription Agent, if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, trust company, or New York Stock Exchange member guaranteeing delivery to the Subscription Agent of (i) payment of the full Subscription Price for the Shares subscribed for during the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate, together with payment, is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.



    Within eight business days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each Record Date Shareholder (or, if the shareholder's shares are held by

Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription,
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. No other evidence of title will be sent to shareholders unless delivery of a stock certificate has been requested at the time of exercise of the Rights. See "Delivery of Stock Certificates" below. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder within a reasonable time after the Expiration Date. No interest shall be paid by the Fund on any such excess payment. All payments by a shareholder must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to BEA INCOME FUND, INC.



    The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund regardless of whether shares are issued or not by the Fund) pending distribution of the Shares.



    Whichever of the two payment methods described above is used, issuance and delivery of evidence of title for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.


    SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

    If a shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions:
(i) sell such subscribed and unpaid-for Shares to other shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, set-offs against payments actually received by it with respect to such subscribed Shares and/or to enforce the relevant guaranty of payment.


    The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Rights holders, but if sent by mail it is recommended that such certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, subscribing shareholders are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.


    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.


DELIVERY OF STOCK CERTIFICATES



    Stock certificates for Shares acquired during the Primary Subscription and pursuant to the Over-Subscription Privilege will be issued only upon request made at the time of exercise of the Rights. Stock certificates requested to be delivered will be mailed promptly after the Confirmation Date and after payment for the Shares subscribed for has cleared. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee.

FEDERAL INCOME TAX CONSEQUENCES

    For United States federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise. A shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Subscription Price per Share, any servicing fee charged to the shareholder by the shareholder's broker, bank or trust company and the shareholder's basis, if any, in the Rights exercised (as discussed below). A shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share has been held at the time of sale for more than one year.

    If the fair market value of the Rights on the date of distribution is less than 15% of the fair market value of the shares of Common Stock with respect to which they are issued, on that date the basis of a Right will be zero unless a Record Date Shareholder elects to allocate his basis in those shares of the Fund which he originally owned between such shares and the Rights issued in the Offer. This allocation is based upon the relative fair market value of such shares and the Rights as of the date of distribution of the Rights. Thus, if such an election is made, the shareholder's basis in the shares originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to the shareholder's federal income tax return for the year in which the Offer occurs. If the fair market value of the Rights on the date of distribution is equal to or greater than 15% of the fair market value of the shares of Common Stock with regard to which they are issued, a Record Date Shareholder will allocate his basis in those shares of the Fund which he originally owned between such shares and the Rights issued in the Offer based upon their relative fair market values on the date of distribution. However, if a shareholder does not exercise the Rights, no loss will be recognized and no portion of the shareholder's basis in the shares will be allocated to the unexercised Rights. If a shareholder exercises the Rights, the basis of any Shares acquired through exercise of the Rights will be increased by the basis allocated to such Rights. Accordingly, shareholders should consider the advisability of making the election described above if the shareholder intends to exercise the Rights.

    The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of Rights by a Record Date Shareholder. The discussion is based upon applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their tax advisors regarding specific questions as to federal, state, local or foreign taxes. See "Taxation" in the SAI.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

    Shareholders that hold their shares through employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans")) should be aware of the complexity of the rules and regulations governing Benefit Plans and the penalties for noncompliance, and should consult their counsel and tax advisors regarding the consequences under ERISA and the Code of their exercise of the Rights.

CERTAIN EFFECTS OF THE OFFER

    Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the then current net asset value per share of the

Fund's Common Stock, the Offer will result in a dilution of net asset value per share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights. Although it is not possible to state precisely the amount of such decrease in net asset value because it is not known at the date of this Prospectus how many Shares will be subscribed for, or what the Subscription Price will be, such dilution might be substantial. For example, assuming all Rights are exercised at the Estimated Subscription Price, including up to an additional 25% of the Shares which may be issued to satisfy over-subscriptions, the Fund's current net asset value of $8.54 per share would be reduced by approximately $.28 or 3.28%, taking into account the expenses of the Offer.



    It is expected that no dividends or other distributions will be payable with respect to the Shares offered hereby until November 20, 1996.


CERTAIN IMPACT ON FEES


    The Fund's investment adviser and administrator will benefit from the Offer because the investment advisory and administration fees are based on the net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Fund's investment adviser or administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised at the Estimated Subscription Price, including up to an additional 25% of the Shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by the Fund's investment adviser and administrator would be increased by approximately $386,400 and $77,280, respectively. One of the Fund's directors who voted to authorize the Offer is an "interested person" of the Fund within the meaning of the 1940 Act because of his position as a director and an officer of BEA Associates. This director could benefit indirectly from the Offer because of his affiliation. The other three directors are not "interested persons" of the Fund. See "Management of the Fund" in the SAI.


IMPORTANT DATES TO REMEMBER


                             EVENT                                                     DATE
---------------------------------------------------------------  -------------------------------------------------
Record Date....................................................                 September 27, 1996
Subscription Period............................................       September 27, 1996 to October 22, 1996*
Payment for Shares or Notices of Guaranteed Delivery Due.......                  October 22, 1996*
Expiration and Pricing Date....................................                  October 22, 1996*
Payment for Guarantees of Delivery Due.........................                  October 25, 1996*
Confirmation to Participants...................................                  November 1, 1996*
Final Payment for Shares.......................................                 November 15, 1996*


---------

*    Unless the Offer is extended to a date not later than October 25, 1996.


                                    THE FUND

    The Fund, incorporated in Maryland on February 10, 1987, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "FBF."


    The Fund commenced operations on March 23, 1987 after an initial public offering of 24,000,000 shares of the Common Stock, the net proceeds to the Fund of which were approximately $222,902,000.


    The Fund's investment objective is current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in fixed-income securities, such as bonds, debentures and preferred stocks. Under normal circumstances, the Fund will invest at least 75% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its assets in money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements. The Fund may hold securities deemed to be Temporary Investments (as defined below).

    At June 30, 1996, the Fund's portfolio of investments was composed as follows (as a percentage of net assets): corporate obligations (78.5%); government and agency securities (8.4%); collateralized securities (3.7%); asset backed obligations (3.3%); common stocks (1.8%); preferred stocks (0.8%); warrants (0.3%); rights (0.0%) and units (2.1%). At the same date, 67.2% of the Fund's net assets were invested in high yield fixed-income securities.


    The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended December 31, 1995 in the various Standard & Poor's Rating Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") rating categories and in unrated securities determined by BEA Associates to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 1995 fiscal year, computed on a monthly basis. For information regarding the various ratings of Moody's and S&P, see the Appendix to this Prospectus.



                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 1995
                                                                --------------------------------------------------------
                                                                                     UNRATED SECURITIES OF
                                                                 RATED SECURITIES      COMPARABLE QUALITY
                            RATING                              AS A PERCENTAGE OF     AS A PERCENTAGE OF
                           CATEGORY                               PORTFOLIO VALUE       PORTFOLIO VALUE         TOTAL
--------------------------------------------------------------  -------------------  ----------------------  -----------
AAA/Aaa.......................................................           4.13%                                    4.13%
AA/Aa.........................................................          --                     --                --
A/A...........................................................           8.33%                                    8.33%
BBB/Baa.......................................................           9.20%                                    9.20%
BB/Ba.........................................................           5.50%                                    5.50%
B/B...........................................................          55.30%                 2.21%             57.51%
CCC/Caa.......................................................           6.72%                 1.17%              7.89%
CC/Ca.........................................................           0.21%                 --                 0.21%
C/C...........................................................          --                     --                --
D.............................................................           0.00%                 0.78%              0.78%
      Subtotal................................................          89.39%                 4.16%             93.55%
U.S. Government, Equities and Other...........................           6.45%                  n/a               6.45%
      Total...................................................          95.84%                 4.16%            100.00%


---------

n/a: not applicable



    The percentage of the Fund's assets invested in securities of various grades may from time to time vary substantially from those set forth above. Under current market conditions, BEA Associates anticipates that a substantial portion of the net proceeds of the offer will be invested in securities rated B or lower by S&P or Moody's (or unrated but deemed of comparable quality by BEA Associates), which would cause the percentage of the Fund's portfolio invested in securities rated B or lower (or unrated but deemed of comparable quality by BEA Associates) to increase from its current level. See "Risk Factors and Special Considerations--Lower Rated Securities."


    At June 30, 1996 the Fund's assets were invested in the following industries and financial instruments:


                                                                            % OF FUND'S NET
                               INDUSTRY                                         ASSETS
-----------------------------------------------------------------------  ---------------------
Communications                                                                    21.32%
Services                                                                          11.51%
Industrial Goods & Materials                                                      10.99%
Manufacturing                                                                     10.92%
Finance                                                                           10.03%
U.S. Gvts. (including Mortgage-Backed Securities)                                  8.42%
CMOs & Asset Backed Securities                                                     6.99%
Consumer Products                                                                  6.10%
Retail Trade                                                                       5.67%
Transportation                                                                     2.64%
Rights, Warrants & Units                                                           2.49%
Oil, Gas & Electric                                                                1.81%
                                                                                 ------
  Total Investments                                                               98.89%
Net Other Assets                                                                   1.11%
                                                                                 ------
    Net Assets                                                                   100.00%

    The Fund's ten largest holdings at June 30, 1996 (as a percentage of net assets) were:

                                                                                         % OF FUND'S
                                            POSITION                                      NET ASSETS
           ---------------------------------------------------------------------------  --------------
1)         Drexel, Burnham & Lambert Trust
            Remic-PAC Series S, Class 2, 9.00%, 8/01/18                                       3.12%
2)         U.S. Treasury Note
            5.375%, 5/31/98                                                                   2.92%
3)         Federal National Mortgage Association
            Remic-PAC Series 1989-23, Class D, 10.20%, 9/25/18                                1.98%
4)         American Express Co. Eurobond
            Zero Coupon, 12/12/00                                                             1.79%
5)         Ferrovie dello Stato Notes
            9.125%, 7/6/09                                                                    1.64%
6)         Meditrust Convertible Debentures
            7.50%, 3/01/01                                                                    1.45%
7)         Goldman Sachs Group L.P. MTN
            6.20%, 2/15/01                                                                    1.40%
8)         U.S. Treasury Note
            7.25%, 5/15/04                                                                    1.30%
9)         Household Affinity Credit Card Master Trust I
            Series 1993-S, Class B, 4.95%, 3/15/99                                            1.20%
10)        Merrill Lynch Home Equity Acceptance Trust
            Series 1994-A, Class A-2, 6.25%, 7/17/22                                          0.99%

                                USE OF PROCEEDS


    Assuming all Shares offered pursuant to the Primary Subscription are sold at the Estimated Subscription Price, the net proceeds of the Offer are estimated to be $61,713,973, after payment of the Dealer Manager's fees, the soliciting fees and the estimated offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Common Stock. If the Fund increases the number of Shares subject to the Offer by 25%, or 2,032,114 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $15,565,993. The Fund expects that, subject to market conditions, substantially all of the net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies approximately within one month from the date of their receipt by the Fund. Pending such investment, the proceeds will be invested in certain short-term debt instruments, as described under "Investment Objective and Policies--Temporary Investments."


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Investors should consider the following special considerations associated with an exercise of Rights and an additional investment in the Fund.

CERTAIN EFFECTS OF THE OFFER


    Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, the Fund will bear the expenses of the Offer and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution might be substantial. For example, if the Subscription Price per Share is $8.11, representing a price that is 95% of an assumed net asset value per share of $8.54, assuming that all Rights are exercised, including an additional 25% of the Shares which may be issued to satisfy over-subscription requests, the Fund's net asset value per share would be reduced by approximately $.23 per share. If, on the other hand, the Subscription Price represents a price that is less than 95% of the Fund's then net asset value, which would be the case if the Subscription Price is set at a time when the market price per share is lower than the net asset value per share, the dilution would be greater. For example, if the Subscription Price per Share is $7.96, representing a price which is only 93% of the net asset value per share, assuming that all Rights are exercised, including an additional 25% of the Shares which may be issued to satisfy over-subscription requests, the Fund's net asset value per share would be reduced by approximately $.28 per share. The foregoing examples assumed Subscription Prices of $8.11 and $7.96 per Share, respectively. The actual Subscription Price may be greater or less than such assumed Subscription Price. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their Rights.


RISKS ASSOCIATED WITH INVESTMENTS IN FIXED-INCOME SECURITIES


    Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. The value of a portfolio of fixed-income securities can generally be expected to rise when interest rates decline and to decline when interest rates rise. Longer-term securities in which the Fund may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities. Securities in which the Fund invests include zero coupon bonds and other securities that do not produce current income which may reduce the Fund's ability to generate current income in accordance with its investment objective. In addition, the market value of certain securities in which the Fund may invest, such as mortgage-backed securities, zero coupon securities, securities that are purchased at a discount to their par value and stripped income securities tend to be more volatile in response to changes in interest rates than that of traditional fixed-income securities.


LOWER-RATED SECURITIES


    At any time, a substantial portion of the Fund's assets may be invested in medium-grade or below investment grade fixed-income securities as determined by a nationally recognized rating service and in unrated securities deemed of comparable quality by BEA Associates. Investment in lower-rated securities typically involves risks not associated with higher-rated securities, including, among others, overall greater risk that timely and ultimate payment of interest and principal will not occur, potentially greater sensitivity to general economic conditions, greater market price volatility and potential illiquidity. In addition, ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.



    Securities rated in the lowest investment grade (Baa or BBB) have speculative characteristics and securities rated below investment grade have speculative elements and a greater vulnerability to default than higher-rated securities. Lower-rated and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating service, are outweighed by large uncertainties or major-risk exposures to adverse economic conditions and
(ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. These risks are significantly increased for securities having the lowest below investment grade ratings and, as a result, such securities are generally considered to have extremely poor prospects of ever attaining any real investment standing. In addition, the Fund may purchase securities that are in default or not current in the payment of interest or principal. No assurance can be given that the securities purchased by the Fund will continue to earn yields comparable to those earned historically, nor can any assurance be given that issuers whose obligations the Fund acquires will make payments on such obligations as they become due.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Economic downturns or increases in interest rates may result in higher rates of default for lower-rated securities than for higher-rated securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than those of higher-rated securities, but to be more sensitive to adverse economic downturns or individual corporate developments.

    The market value of securities in lower-rated categories is more volatile than that of higher-quality securities. The markets in which lower-rated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analyses, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.


    The more limited size of the markets in which lower-rated securities are traded may result in reducing the Fund's ability to dispose of certain of its investments. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund assets and calculating its net asset value.


    In addition, certain of the Fund's investments in high yield securities may be subject to special tax considerations. Interest on high yield securities structured as zero coupon or paid-in-kind securities must be reported as income by the Fund, although no cash is received until such securities' maturity or payment date. Under the Code, the Fund is required to distribute all its investment income. In order to maintain its status as a regulated investment company, the Fund could therefore be required to dispose of portfolio securities or leverage its portfolio to generate cash for distribution. There is no assurance that any such disposition could be made at favorable market conditions.

    For a complete description of rating systems of Moody's and S&P, see the Appendix to this Prospectus.

NON PUBLICLY-TRADED SECURITIES; RULE 144A SECURITIES


    The Fund may purchase securities that are not registered under the Securities Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Nonpublicly-traded securities, including Rule 144A Securities, may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly-traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly-traded securities. Further, companies whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly-traded. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES


    The Fund may invest a substantial portion of its total assets in mortgage-backed securities. The value of mortgaged-backed securities is subject to change due to shifts in the market's perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. Like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates. No assurance can be given as to the liquidity of the market for mortgage-backed securities.



    The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases the securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain types of derivative mortgage-backed securities are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reduction of yield and possibly loss of principal. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographical, social and other factors. Generally, however, prepayments on fixed mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during periods of declining interest rates and, as a result, likely to be reinvested at lower interest rates. Adjustable rate mortgages are subject to prepayment risk in a manner similar to fixed rate mortgages although to a lesser degree.


SHORT SALES


    The Fund's investment policies may include short selling. Short sales can, under certain circumstances, substantially increase the impact of adverse price movements on the Fund's portfolio. The Fund, however, is restricted from engaging in uncovered short selling. See "Investment Objective and Policies--Short Sales" below and "Investment Restrictions" in the SAI.


RISKS OF TRANSACTIONS IN INTEREST RATE FUTURES CONTRACTS


    The Fund may, for bona fide hedging purposes, purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges. There are several risks in connection with the use of interest rate futures contracts as a hedge for transactions and anticipated transactions, including the potential risk of unlimited loss. Due to the imperfect correlation between movements in the prices of interest rate futures contracts and movements in the prices of the underlying securities, the price of a futures contract may move more than or less than the price of the securities being hedged. In addition, there is the risk that movements in the prices of interest rate futures contracts will not correlate with interest rate movements. The Fund is not required to hedge interest rate risk.



    In addition to the possibility that there may be an imperfect correlation between movements in prices of interest rate futures contracts and portfolio securities being hedged, the market prices of futures contracts may be affected by various other factors which may result in significant price distortions. If participants in the interest rate futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the interest rate futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the interest rate futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the interest rate futures market could cause temporary price distortions. Due to the possibility of price distortions in the interest rate futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of interest rate futures contracts, a correct forecast of interest rate trends by BEA Associates may still not result in a successful hedging transaction. If BEA Associates' predictions of movements in the direction of overall interest rate markets are inaccurate, the adverse consequences to the Fund may place the Fund in a worse position than if hedging strategies were not employed.



    Positions in interest futures contracts may be closed out only on an exchange or board of trade which provides a market for such interest rate futures contracts. Although the Fund intends to purchase or sell interest rate futures contracts only on exchanges or boards of trade where there appears to be an active market for such contracts, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In the event a liquid market does not exist, it may not be possible to close an interest rate futures position at an advantageous price, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. In addition, limitations imposed by an exchange or board of trade on which interest futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

RISKS OF TRANSACTIONS IN OPTIONS ON INTEREST RATE FUTURES CONTRACTS


    In addition to the risks which apply to all options transactions and the risks that apply to futures contracts, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. The Fund will only purchase or write options on futures contracts which, in the opinion of BEA Associates, are traded on sufficiently developed markets such that the risks of illiquidity in connection with such options are not greater than the risks of illiquidity in connection with transactions in the underlying interest rate futures contracts.


    Compared to the purchase or sale of interest rate futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of an interest rate futures contract would not result in a loss, such as when there is no movement in the prices of the underlying securities.

    Because of an income-tax related limitation on the amount of certain types of short-term gain that the Fund can recognize in any year, there is a risk that the Fund may need to defer closing out certain futures contracts and options thereon in order to continue to qualify for beneficial tax treatment. See "Taxation."

RISKS ASSOCIATED WITH REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. The use of repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under an agreement defaults on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. While BEA Associates acknowledges these risks, it is expected that they can be controlled by limiting the institutions with which the Fund will enter into repurchase agreements to the Federal Reserve Bank, Reporting Government Securities Dealers and member banks of the Federal Reserve System and by carefully monitoring the creditworthiness of such institutions, other than the Federal Reserve Bank, by BEA Associates.

MARKET VALUE AND NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. In addition, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. The Fund cannot predict whether its shares will trade at, below or above net asset value. Since the commencement of the Fund's operations, the Fund's shares have generally traded in the market at a discount to net asset value. See "Net Asset Value" and "Common Stock." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value. If, at any time, the average discount from net asset value at which shares of the Fund's Common Stock have traded for any fiscal quarter is substantial in the determination of the Board of Directors, the Board of Directors will consider, at its next regularly scheduled quarterly meeting, taking actions designed to eliminate the discount, including periodic repurchases of shares. See "Common Stock."

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The Fund's investment objective is current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing primarily in fixed-income securities, such as bonds, debentures and preferred stock. The Fund's investment portfolio will not be managed for capital appreciation. The Fund's investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. No assurance can be given that the Fund's investment objective will be achieved. For a more detailed discussion of the Fund's investment objective and policies, see "Investment Objective and Policies" in the SAI.

INVESTMENT POLICIES

    Under normal circumstances, the Fund will invest at least 75% of its total assets in fixed-income securities. In January 1992, the Board of Directors removed the requirement that two-thirds of the Fund's fixed-income securities be comprised of investment grade securities. Accordingly, the Fund's investments in fixed-income securities are no longer subject to any rating quality limitation and a substantial portion or all of the Fund's portfolio may consist of securities that are rated below investment grade by a nationally recognized rating service or that are unrated and of comparable quality in the opinion of BEA Associates. Lower-rated securities generally provide yields superior to those of more highly rated securities, but involve greater risks and are speculative in nature. See "Risk Factors and Special Considerations--Lower-Rated Securities." The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates. For a description of the corporate bond ratings of Moody's and S&P, see the Appendix to the Prospectus.

    Depending on market conditions, the Fund may also invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.


    Subject to the limitations described under "Other Investment Techniques" below, the Fund may also invest up to 25% of its total assets in money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements; the Fund, however, currently does not intend to invest more than 5% in such assets. The Fund may also, for bona fide hedging purposes, invest in interest rate futures and related options. It is expected that the average weighted maturity of the Fund investment portfolio will be 5 to 10 years.



    The Fund's policy is to diversify its investments among various securities and industries only to the extent such diversification appears to enhance the opportunity to achieve its investment objective. Under the 1940 Act and the Code, the Fund is also subject to certain portfolio diversification requirements. The Fund may not invest in a security if after such investment 25% or more of its total assets, at market value, would be invested in any one industry.

OTHER INVESTMENT TECHNIQUES

    The Fund may enter into repurchase agreements, lend portfolio securities, purchase securities on a when-issued basis and invest in interest rate futures and related options.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). Use of repurchase agreements can permit the Fund to keep its assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. BEA Associates will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

    LENDING OF SECURITIES. The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds
33 1/3% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered by BEA Associates in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by BEA Associates during the time any securities are loaned. In addition, voting rights may pass with the loaned securities but if a material event were to occur affecting an investment on a loan, the loan must be called and the securities voted by the Fund.

    SHORT SALE. The Fund may engage in short sales (the sale of securities that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

    INTEREST RATE FUTURES AND RELATED OPTIONS. The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges. When the Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. Government securities corresponding to the open futures or option position. The Fund only intends to engage in futures contracts or options for bona fide hedging purposes. In instances where the Fund purchases futures, the Fund will segregate with its custodian an amount of cash, U.S. Government securities or other high-grade, liquid debt securities equal to the market value of the interest rate futures contracts and thereby insure that the use of interest rate futures contracts is unleveraged.


    In accordance with the current rules of the Commodity Futures Trading Commission (the "CFTC"), the Fund will not enter into any interest rate futures contract or option thereon if, immediately thereafter, the aggregate initial margin for all existing futures contracts and options thereon not entered into for bona fide hedging purposes and for premiums paid for such options would exceed 5% of the Fund's total assets. The Fund will not enter into any such contract or option thereon, if, as a result thereof, more than 50% of the Fund's total assets would be hedged.


    In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.


    The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, BEA Associates does have experience in the use of futures and options.



    DIRECT PLACEMENT. As noted under "Investment Restrictions" in the SAI, the Fund may invest up to 10% of its assets in securities that are not readily marketable. The portion of the Fund's portfolio that may be invested in such securities (other than in repurchase agreements) may be purchased in placements from the securities' issuer or in the secondary market for such directly placed securities ("Direct Placement Securities"). The purchase of Direct Placement Securities will depend on the relative attractiveness of those securities as compared to securities which have been publicly offered.


TEMPORARY INVESTMENTS


    The Fund may, for temporary defensive purposes, invest its assets in money market instruments and interest rate futures and related options without regard to any percentage limitation on total assets invested or hedged, as the case may be. The Fund may also, for temporary defensive purposes, invest in short-term (less than twelve months to maturity) debt securities rated at least A by Moody's or S&P. Subject to its limitation on investments in money market instruments, the Fund may also invest in short-term debt securities rated at least Baa by Moody's or BBB by S&P to commit overnight cash balances.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day to day operations of the Fund are conducted through or under the direction of the officers of the Fund. For certain information regarding the directors and officers of the Fund, see "Management of the Fund--Directors and Officers" in the SAI.

BEA ASSOCIATES


    BEA Associates serves as the Fund's investment adviser pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement") which became effective on June 13, 1995. Prior to that date, CS First Boston Investment Management Corporation ("CSIM") provided investment advisory services to the Fund.


    BEA Associates is a general partnership organized under the laws of the State of New York and, together, with its predecessor firms, has been engaged in the investment advisory business for over 50 years. BEA Associates is located at One Citicorp Center, 57th Floor, 153 East 53rd Street, New York, New York 10022. Credit Suisse Capital Corporation ("CS Capital") is an 80% partner and CS Advisors Corp., a New York corporation and a wholly owned subsidiary of CS Capital, is a 20% partner in BEA Associates. CS Capital is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is a wholly owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. BEA Associates is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

    BEA Associates is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of June 30, 1996, BEA Associates managed in excess of $28.7 billion of assets.

    BEA Associates has sole investment discretion for the Fund with respect to the Fund's portfolio under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. BEA Associates will select investments for the Fund and will place purchase and sale orders on behalf of the Fund. For its services, BEA Associates is paid a quarterly fee computed at an annual rate of 0.50% of the Fund's average weekly net assets.

PORTFOLIO MANAGEMENT

    Robert Moore, who has been an Executive Director and the Chief Operating Officer of BEA Associates since 1995, is primarily responsible for management of the Fund's assets. Mr. Moore has served the Fund in such capacity since June 1995. Mr. Moore joined BEA Associates in 1987. He is President and Chief Investment Officer of the Fund and is also President and Chief Investment Officer of BEA Strategic Income Fund, Inc.

ADMINISTRATOR

    Chase Global Funds Services Company, a Delaware corporation, serves as the Fund's administrator pursuant to an agreement with the Fund (the "Administration Agreement"). The Administrator's principal offices are located at 73 Tremont Street, Boston, Massachusetts. Under the Administration Agreement, the Fund pays the Administrator a monthly fee that is computed weekly at an annual rate of 0.15% of the Fund's first $100 million of average weekly net assets, 0.10% of the Fund's next $300 million of average weekly net assets and 0.05% of the Fund's average weekly net assets in excess of $400 million.

    The Administrator provides office facilities and personnel adequate to perform services for the Fund, including without limitation the following: oversight of the determination and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; oversee the maintenance of the books and records of the Fund as required under the 1940 Act; assist in preparation and filing of the Fund's U.S. federal, state and local income tax returns; preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; and preparation of certain of the Fund's reports to the Securities and Exchange Commission.

ESTIMATED EXPENSES

    BEA Associates and the Administrator are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with those companies or any of their affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodians, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the Plan, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, directors' and officers' errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

                             PORTFOLIO TRANSACTIONS

    The Fund may utilize CS First Boston Corporation and other affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when BEA Associates believes that the charge for the transaction does not exceed usual and customary levels. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                     DIVIDENDS AND DISTRIBUTIONS; DIVIDEND
                      REINVESTMENT AND CASH PURCHASE PLAN

    The Fund's policy is to make distributions of net investment income to shareholders monthly on or about the fifteenth day of each month and to make distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforwards.

    All dividends and distributions, net of any applicable U.S. withholding tax, are automatically reinvested in additional shares of the Fund unless a shareholder has instructed Chase Manhattan, as the Plan Agent (the "Plan Agent"), otherwise in writing. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. The receipt of dividends and distributions in shares under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. Whenever the market price per share on the valuation date equals or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on that date, then valued at 95% of the market price. If net asset value per share as determined at the time of purchase exceeds the market price per share on that date, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The valuation date generally is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's Common Stock through purchases on the open market.


    There is no charge to participants for reinvesting dividends or capital gains distributions payable in either shares or cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. All correspondence concerning the Plan should be directed to The Chase Manhattan Bank, Dividend Reinvestment Department--Retail Processing, 770 Broadway, 7th Floor, New York, New York 10003-9598 or by telephone at 1-800-428-8890. For a more complete description of the Plan, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.


                                    TAXATION


    The Fund has qualified and intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund pays monthly dividends of net investment income and makes distributions at least annually of any net realized long-term and short-term capital gains in excess of applicable capital losses, including capital loss carryforwards. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of its net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

    Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. For a more detailed discussion of tax matters affecting the Fund and its shareholders, see "Taxation" in the SAI.

                                NET ASSET VALUE


    The net asset value per share is determined as of the close of the New York Stock Exchange on the last business day of each week, by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Net asset value includes interest on fixed-income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent current quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term debt securities which mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase by the Fund was less than 60 days, or by amortizing their value on the 61st day if their term to maturity on the date acquired by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. The value of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods approved by the Directors.


                                  COMMON STOCK

    The authorized capital stock of the Fund is 100,000,000 shares of Common Stock, $.001 par value per share. All shares of Common Stock have equal rights as to dividends and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights.


    Set forth below is information with respect to the Common Stock as of August 31, 1996:


                       AMOUNT HELD BY FUND
  AMOUNT AUTHORIZED    FOR ITS OWN ACCOUNT   AMOUNT OUTSTANDING
---------------------  --------------------  -------------------
 100,000,000 Shares          0 Shares            24,385,367


    The number of shares outstanding as of August 31, 1996, adjusted to give effect to the issuance of all the Shares pursuant to the Offer, including up to 25% of the Shares available for issuance pursuant to the Over-Subscription Privilege, would be 34,545,937.


    The Fund's shares are listed and traded on the New York Stock Exchange. The average weekly trading volume of the Common Stock on the New York Stock Exchange during the year ended December 31, 1995 was 124,877 shares. The following table sets forth for the quarters indicated the high and low sales prices on the New York Stock Exchange per share of Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low sales prices provided.


                                                                                                  DISCOUNT AS % OF NAV(2)
                                                        MARKET PRICE(1)       NET ASSET VALUE
                                                      --------------------  --------------------  ------------------------
                   QUARTER ENDED                        HIGH        LOW       HIGH        LOW        HIGH          LOW
----------------------------------------------------  ---------  ---------  ---------  ---------  -----------  -----------
March 31, 1994......................................  $    8.50  $    7.75  $    9.08  $    8.91       6.39%       13.02%
June 30, 1994.......................................       8.00       7.38       8.67       8.48       7.73        13.03
September 30, 1994..................................       7.75       7.00       8.36       8.17       7.30        14.32
December 31, 1994...................................       7.25       6.75       8.11       8.11      10.60        16.77
March 31, 1995......................................       7.63       7.00       8.24       7.95       7.46        11.95
June 30, 1995.......................................       7.75       7.25       8.54       8.36       9.25        13.28
September 30, 1995..................................       7.75       7.50       8.55       8.59       9.36        12.69
December 31, 1995...................................       8.00       7.50       8.63       8.58       7.30        12.59
March 31, 1996......................................       8.50       7.88       8.60       8.49       1.16         7.24
June 30, 1996.......................................       8.25       7.75       8.51       8.53       3.06         9.14
September 30, 1996*.................................       8.63       8.00       8.54       8.42      (1.05)        4.99


---------
(1) As reported by the New York Stock Exchange.

(2) Based on the Fund's computations.


*   Through September 20, 1996.



    The Fund's By-laws provide that if, for any fiscal quarter, the average discount from net asset value at which shares of the Fund's Common Stock have traded is substantial in the determination of the Board of Directors, the Board of Directors of the Fund will consider, at its next regularly scheduled quarterly meeting, taking actions designed to eliminate the discount, including periodic repurchases of shares or amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. Any such amendment would require a favorable vote of a majority of the shares entitled to vote on the matter and the amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.


    The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases of shares of the Fund on the New York Stock Exchange up to 10% of the number of shares of the Fund that were outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1995.

         CUSTODIAN AND TRANSFER AND DIVIDEND-PAYING AGENT AND REGISTRAR


    The Chase Manhattan Bank, 770 Broadway, New York, New York 10003, acts as the custodian for the Fund's assets. The Chase Manhattan Bank, 73 Tremont Street, Boston, Massachusetts 02108, also acts as the Fund's accounting agent, dividend-paying agent, transfer agent and registrar.

                           DISTRIBUTION ARRANGEMENTS


    Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to 1.25% of the Subscription Price per Share for shares issued upon exercise of the Rights and the Over-Subscription Privilege and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts ("Soliciting Fees") of 2.50% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. Soliciting Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates, or if no broker-dealer is so designated, to the Dealer Manager.


    The Fund has also agreed to reimburse the Dealer Manager up to $100,000 for its reasonable expenses incurred in connection with the Offer.


    The Fund and BEA Associates have agreed to indemnify the Dealer Manager or to contribute for losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Agreement except in instances involving the bad faith, willful misfeasance, or gross negligence of the Dealer Manager or the reckless disregard by the Dealer Manager of its obligations and duties under the Agreement.


    The Fund has agreed, subject to certain exceptions, not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement without the prior consent of the Dealer Manager.

                                 LEGAL MATTERS


    With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Certain legal matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom, Boston, Massachusetts. Counsel for the Fund and the Dealer Manager may rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.


                                    EXPERTS

    The financial statements of the Fund as of December 31, 1995 have been incorporated by reference into the SAI in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                              FURTHER INFORMATION

    Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the Securities and Exchange Commission. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov. that contains the Prospectus, material incorporated by reference and other information regarding registrants, such as the Fund, that file electronically with the Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                                                                PAGE
                                                                                                                -----
General Information........................................................................................           2
Investment Objectives and Policies.........................................................................           2
Investment Restrictions....................................................................................           6
Management of the Fund.....................................................................................           8
Portfolio Transactions.....................................................................................          11
Dividend Reinvestment and Cash Purchase Plan...............................................................          12
Taxation...................................................................................................          13
Net Asset Value............................................................................................          17
Common Stock...............................................................................................          17
Financial Statements.......................................................................................          18

                                                                        APPENDIX

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa        Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
           Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds that are rated Aa are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A          Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa        Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
           Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


    Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


Ba         Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds that are rated B generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS GROUP

AAA        Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
A          Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB        Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


    SPECULATIVE GRADE

    Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated D is in payment default.


BB         Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B          Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-'
           rating.

CCC        Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-'
           rating.

CC         The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C          The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI         The rating 'CI' is reserved for income bonds on which no interest is being paid.

D          Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    In July 1994, Standard & Poor's initiated an "r" symbol to its ratings. The "r" symbol is attached to derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligation.

    MODIFIERS

    Standard & Poor's may apply plus (+) or minus (-) modifiers with respect to bonds rated "AA" through "CCC." These modifiers show the bond's relative standing within the major rating categories.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    NO DEALER, SALESPERSON, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S INVESTMENT ADVISER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.


                                 --------------

                               TABLE OF CONTENTS


                                                      PAGE
                                                      -----
Prospectus Summary...............................           3
Fee Table........................................           8
Financial Highlights.............................           9
The Offer........................................          10
The Fund.........................................          16
Use of Proceeds..................................          18
Risk Factors and Special Considerations..........          18
Investment Objective and Policies................          23
Management of the Fund...........................          25
Portfolio Transactions...........................          26
Dividends and Distributions; Dividend
 Reinvestment and Cash Purchase Plan.............          26
Taxation.........................................          27
Net Asset Value..................................          28
Common Stock.....................................          28
Custodian and Transfer and Dividend-Paying Agent
 and Registrar...................................          29
Distribution Arrangements........................          30
Legal Matters....................................          30
Experts..........................................          30
Further Information..............................          30
Table of Contents of Statement of Additional
 Information.....................................          31
Appendix.........................................         A-1


                             BEA INCOME FUND, INC.


                              8,128,456 SHARES OF
                           COMMON STOCK ISSUABLE UPON
                        EXERCISE OF RIGHTS TO SUBSCRIBE
                                 TO SUCH SHARES


                                   ---------


                                   PROSPECTUS
                               SEPTEMBER 27, 1996

                                   ---------


                               SMITH BARNEY INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             BEA INCOME FUND, INC.


                                  ------------

                      STATEMENT OF ADDITIONAL INFORMATION

    BEA Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company seeking current income consistent with the preservation of capital. The Fund seeks to achieve this objective primarily through investment in fixed-income securities, such as bonds, debentures and preferred stocks. Under normal circumstances, at least 75% of the Fund's total assets will be invested in fixed-income securities.


    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated September 27, 1996 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 733-8481, extension 349, and from ouside the United States, by calling (212) 805-7000. This SAI incorporates by reference the entire prospectus.


                              -------------------

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
GENERAL INFORMATION........................................................................................           2
INVESTMENT OBJECTIVE AND POLICIES..........................................................................           2
INVESTMENT RESTRICTIONS....................................................................................           6
MANAGEMENT OF THE FUND.....................................................................................           8
PORTFOLIO TRANSACTIONS.....................................................................................          11
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN...............................................................          12
TAXATION...................................................................................................          13
NET ASSET VALUE............................................................................................          17
COMMON STOCK...............................................................................................          17
FINANCIAL STATEMENTS.......................................................................................          18


                              -------------------

    The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

                              -------------------


                 This Statement of Additional Information is dated
                              September 27, 1996.

                              GENERAL INFORMATION

    The Fund changed its name from First Boston Income Fund, Inc. to CS First Boston Income Fund, Inc. in June 1994 and to BEA Income Fund, Inc. in June 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

    The Fund's investment objective is current income consistent with the preservation of capital. The Fund seeks to achieve this objective by investing primarily in fixed-income securities, such as bonds, debentures and preferred stocks. The Fund's investment portfolio will not be managed for capital appreciation. The Fund's investment objective and the investment limitations described below under the caption "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities, as such term is defined in the Investment Company Act of 1940 (the "Act"). All other policies and percentage limitations of the Fund as described below may be modified by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective.

INVESTMENT POLICIES

    Under normal circumstances, the Fund will invest at least 75% of its total assets in fixed-income securities, such as bonds, debentures and preferred stocks. In January 1992, the Board of Directors removed the requirement that two-thirds of the Fund's fixed-income securities be comprised of investment grade securities. Accordingly, the Fund's investments in fixed-income securities are no longer subject to any rating quality limitation and may consist of securities that are rated below investment grade by a nationally recognized rating service or that are unrated and of comparable quality in the opinion of BEA Associates. Lower rated securities generally provide yields superior to those of more highly rated securities, but involve greater risks and are speculative in nature. See "Risk Factors and Special Considerations--Lower-Rated Securities" in the Prospectus. The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates. For a description of the corporate bond ratings of Moody's Investors Service, Inc. ("Moodys") and Standard & Poor's Ratings Group ("S&P"), see the Appendix to the Prospectus.

    Depending on market conditions, the Fund may also invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Non-government issued mortgage backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.


    The Fund intends that its portfolio, under normal market conditions, will consist principally of fixed-income securities. Subject to the limitations described under "Other Investment Techniques" below, the Fund may also invest up to 25% of its total assets in money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and repurchase agreements; the Fund, however, currently does not intend to invest more than 5% in such assets. The Fund may also, for bona fide hedging purposes, invest in interest rate futures and related options. It is expected that the average weighted maturity of the Fund's investment portfolio will be 5 to 10 years.



    The Fund's policy is to diversify its investments among various securities and industries only to the extent such diversification appears to enhance the opportunity to achieve its investment objective. Under the 1940 Act and the Internal Revenue Code (the "Code"), the Fund is also subject to certain asset diversification requirements. The Fund may not invest in a security if after such investment 25% or more of its total assets, at market value, would be invested in any one industry.

    Under the 1940 Act, the Fund is restricted in its ability to purchase any security of which BEA Associates or any of its affiliate is a principal underwriter during the public offering of such security.

OTHER INVESTMENT TECHNIQUES

    The Fund may enter into repurchase agreements, lend portfolio securities, purchase securities on a when-issued basis and invest in interest rate futures and related options.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the seller is required to deliver additional securities to the Fund, if necessary, so that the current total market value of the securities subject to the repurchase agreement will be at all times in excess of the agreed upon repurchase price including any accrued interest earned on the repurchase agreement. Securities subject to such repurchase agreements will be held by the Fund's custodian bank until repurchased. Use of repurchase agreements can permit the Fund to keep its assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. BEA Associates will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

    LENDING OF SECURITIES. The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government or its agencies having a value at all times not less than 102% of the value of the securities lent, (b) the borrower adds to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the securities lent and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered by BEA Associates in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by the Adviser during the time any securities are loaned. In addition, voting rights may pass with the loaned securities but if a material event were to occur affecting an investment on a loan, the loan must be called and the securities voted by the Fund.

    SHORT SALE. The Fund may engage in short sales (the sale of securities that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

    INTEREST RATE FUTURES AND RELATED OPTIONS. The Fund may purchase and sell interest rate futures contracts and options thereon that are traded on U.S. futures exchanges. Futures contracts are commodities contracts that obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of the underlying financial instrument. However, some interest rate futures contracts provide for settlement in cash rather than by delivery of the securities underlying the contract. Each futures contract is traded on a commodity exchange that has been designated a "contract market" by the Commodity Futures Trading Commission (the "CFTC"). A call option for a futures contract is a short term contract (having a duration of nine months or less) pursuant to which a purchaser, in return for a premium paid, has the right to buy the futures contract underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying futures contract against payment of the exercise price. A put option for a futures contract is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying futures contract at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying futures contract, upon exercise, at the exercise price. The Fund only intends to engage in futures contracts or options for bona fide hedging purposes. In instances where the Fund purchases futures, the Fund will segregate with its custodian an amount of cash, U.S. Government securities or other high-grade, liquid debt securities equal to the market value of the interest rate futures contracts and thereby insure that the use of interest rate futures contracts is unleveraged.



    In accordance with current CFTC rules, the Fund will not enter into any interest rate futures contract or option thereon if, immediately thereafter, the aggregate initial margin for all existing futures contracts and options thereon and for premiums paid for such options not entered into for bona fide hedging purposes would exceed 5% of the Fund's total assets. The Fund will not enter into any such contract or option thereon, if, as a result thereof, more than 50% of the Fund's total assets would be hedged.



    In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Fund upon its purchase or sale. Instead, the Fund will deposit in a segregated custodial account as an initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." For example, when the Fund has purchased an interest rate futures contract and the price of the futures contract has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an interest rate futures contract and the price of the futures contract has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. No assurance can be given that the Fund will be able to take an opposite position.


    Interest rate futures contracts are currently available on several types of fixed-income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and GNMA securities on The Chicago Board of Trade, and on U.S. Treasury Bills on the International Monetary Market Division of The Chicago Mercantile Exchange. The Fund may enter into interest rate futures contracts consistent with the Fund's investment objectives and in compliance with applicable regulations of the CFTC.


    The purpose of selling an interest rate futures contract is to protect the Fund's portfolio from fluctuations in asset value resulting from interest rate changes. Selling a futures contract has an effect similar to selling a portion of the Fund's portfolio securities. If interest rates were to increase, the value of the securities in the portfolio would decline, but the gains on the Fund's futures strategy would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of rising interest rates. However, a decline in interest rates resulting in an increase in the value of portfolio securities tends to be offset by losses resulting from the Funds' futures strategy.


    Similarly, when interest rates are expected to decline, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the Fund could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if rates had in fact declined as expected, and the Fund's cash position could be used to purchase securities.

    Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

    If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Fund will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.


    The selection of futures and option strategies requires skills different than those needed to select portfolio securities; however, BEA Associates does have experience in the use of futures and options.



    DIRECT PLACEMENT. As noted under "Investment Restrictions," the Fund may invest up to 10% of its assets in securities that are not readily marketable. The portion of the Fund's portfolio that may be invested in such securities (other than in repurchase agreements) may be purchased in placements from the securities' issuer or in the secondary market for such directly placed securities ("Direct Placement Securities"). The purchase of Direct Placement Securities will depend on the relative attractiveness of those securities as compared to securities which have been publicly offered.


    Direct Placement Securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser, such as longer call or refunding protection, than typically would be available with publicly offered securities of the same type. An issuer is often willing to create more attractive features in its securities issued privately, because it has avoided the expense and delay involved in a public offering of its securities. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. At certain times adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

    On the other hand, Direct Placement Securities are subject to statutory or contractual restrictions and delays on resale. They are, therefore, often referred to as "restricted securities." Restricted securities may generally be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Such securities are therefore unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate.

TEMPORARY INVESTMENTS


    The Fund may, for temporary defensive purposes, invest its assets in money market instruments and interest rate futures and related options without regard to any percentage limitation on total assets invested or hedged, as the case may be. The Fund may also, for temporary defensive purposes, invest in short-term (less than twelve months to maturity) debt securities rated at least A by Moody's or S&P. Subject to its limitation on investments in money market instruments, the Fund will also invest in short-term debt securities rated at least Baa by Moody's or BBB by S&P to commit overnight cash balances.

PORTFOLIO TURNOVER

    The Fund has no restrictions on portfolio turnover, but it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is anticipated that the Fund's annual portfolio turnover will not exceed 100%. For information regarding the Fund's portfolio turnover rate, see "Financial Highlights" in the Prospectus. This rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of the Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchase and sales of debt securities having a maturity at the date of purchase of one year or less. The rate of portfolio turnover will not be a limiting factor when BEA Associates deems it appropriate to purchase or sell securities for the Fund. Portfolio turnover, however, directly affects the amount of transaction costs that will be borne by the Fund. In addition, the sale of securities held by the Fund for not more than one year will give rise to short-term capital gain or loss for U.S. federal income tax purposes. The U.S. federal income tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months may limit the Fund's ability to dispose of its securities. See "Taxation--United States Federal Income Taxes."

                            INVESTMENT RESTRICTIONS


    The Fund is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund will not (1) invest more than 5% of the value of its total assets in the securities of any one issuer, excluding obligations of the U.S. Government or any agency or instrumentality thereof and except that up to 25% of the value of its total assets may be invested without regard to this limitation; (2) own more than 10% of the outstanding voting stock or other securities (other than securities of the U.S. Government or any agency or instrumentality thereof), or both, of any one issuer; (3) purchase shares of other investment companies except as part of a plan of reorganization, merger, consolidation or an offer of exchange; (4) borrow money except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 10% of the lower of the market value or cost of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of total assets); (5) purchase securities on margin; (6) sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, with payment of any further consideration, for securities of the same issue as, and equal in amount, to the securities sold short, and unless not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time; (7) invest in the aggregate more than 5% of the value of its total assets in securities denominated in a currency other than the United States dollar; (8) invest for the purpose of exercising control over management of any company; (9) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (11) below), which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder; (10) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter; (11) invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements having maturities of more than 7 days and Direct Placement Securities (as defined under Investment Objective and Policies--Other Investment Techniques);
(12) except as described under "Investment Objective and Policies", purchase real estate, commodities or commodity contracts, although the Fund may purchase or sell securities of companies which deal in real estate or interests therein;
(13) except as described under "Investment Objective and Policies", invest in or write put, call, straddle or spread options; (14) invest directly in interests in oil, gas or other mineral exploration development programs; or (15) invest in non-dividend paying equity securities if after such investment, total non-dividend paying equity securities would comprise more than 10% of the Fund's total assets. The deposit of initial and variation margin in connection with interest rate futures contracts and related options shall not be deemed to be in violation of any of the foregoing investment restrictions.

    If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

    Under the 1940 Act, the Fund may neither invest more than 5% of its total assets in the securities of any one investment fund, nor acquire more than 3% of the outstanding voting securities of any such fund. In addition, the Fund may not invest more than 10% of its total assets in securities issued by all investment funds. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory, sub-advisory and administrative fees with respect to assets so invested. See "Taxation--United States Federal Income Taxes."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.


         NAME, ADDRESS AND AGE                          POSITION WITH THE FUND
---------------------------------------  -----------------------------------------------------
Daniel H. Sigg (40) ...................  Director, Chairman of the Board and Chief Executive
  One Citicorp Center                    Officer
  153 East 53rd Street
  New York, New York 10022
Prof. Enrique R. Arzac (54) ...........  Director
  Columbia University
  Graduate School of Business
  New York, New York 10027
Lawrence J. Fox (53) ..................  Director
  110 PNB Building
  Broad and Chestnut Streets
  Philadelphia, Pennsylvania 19107
James S. Pasman, Jr. (65) .............  Director
  29 The Trillium
  Pittsburgh, Pennsylvania 15238
Robert Moore (39) .....................  President and Chief Investment Officer
  One Citicorp Center
  153 East 53rd Street
  New York, New York 10022
Richard J. Lindquist (35) .............  Vice President
  One Citicorp Center
  153 East 53rd Street
  New York, New York 10022
Paul P. Stamler (35) ..................  Treasurer
  One Citicorp Center
  153 East 53rd Street
  New York, New York 10022
Michael A. Pignataro (36) .............  Secretary
  One Citicorp Center
  153 East 53rd Street
  New York, New York 10022


---------
* Mr. Sigg is an "interested person" of the Fund within the meaning of the 1940 Act by virtue of his position as a director and officer of BEA Associates.

    Daniel H. Sigg is a member of the Executive Committee, Chief Financial Officer, and an Executive Director of BEA Associates (since May 1995). From February 1992 to April 1995, Mr. Sigg was a member of the Executive Committee and a Managing Director of BEA Associates. He was Vice President of Marketing of BEA Associates from January 1991 to January 1992. Mr. Sigg has been President of Credit Suisse Advisors Corporation since December 1995 and President of Credit Suisse Capital Corporation since December 1994. He was Director and Vice President of Credit Suisse Capital Corporation from December 1990 to November 1994. From 1987 to December 1990, Mr. Sigg was Vice President and Head of International Equity Sales and Trading at Swiss American Securities. Mr. Sigg is also a Director and Senior Vice President of The Brazilian Equity Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Portugal Fund, Inc., The Indonesia Fund, Inc., The Chile Fund, Inc., The

Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc. and is Chairman of the Board, Chief Executive Officer and a Director of BEA Strategic Income Fund, Inc.

    Prof. Enrique R. Arzac is Professor of Finance and Director of the Financial Management Program at the Graduate School of Business of Columbia University (since 1971). He is also a Director of The Adam Express Company and Petroleum and Resources Corp. Dr. Arzac is also a director of The Brazilian Equity Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Portugal Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and BEA Strategic Income Fund, Inc.

    Lawrence J. Fox is Managing Partner and Chairman of Professional Responsibility Committee of the law firm of Drinker Biddle & Reath (since January 1992). He has been a partner of Drinker Biddle & Reath since 1976. He is a director of BEA Strategic Income Fund, Inc.


    James S. Pasman, Jr. was the President and Chief Operating Officer of National InterGroup, Inc. from April 1989 to March 1991. He is a director of BEA Strategic Income Fund, Inc., of ADT, Ltd. and a trustee of BT Insurance Funds Trust.


    Robert Moore is a member of the Executive Committee, Executive Director and Chief Operating Officer of BEA Associates (since December 1995). From February 1992 to December 1995, Mr. Moore was a Managing Director and Portfolio Manager of BEA Associates, and from December 1990 to January 1992 he was Vice President and Portfolio Manager of BEA Associates.

    Richard J. Lindquist is a Managing Director of BEA Associates (since April
1995) and a Vice President of BEA Strategic Income Fund, Inc. From March 1993 to March 1995, he was Chief Compliance Officer of CS First Boston Investment Management Corporation ("CSIM"). He was director of CSIM from April 1992 to February 1993 and Vice President of CSIM from July 1989 to March 1992.


    Paul P. Stamler is a Vice President of BEA Associates (since June 1993) and the Treasurer of BEA Strategic Income Fund, Inc. From April 1992 to May 1993, Mr. Stamler was self-employed as a certified public accountant. From June 1988 to March 1992, Mr. Stamler was Vice President of Bear, Stearns & Co. Inc. Mr. Stamler is also a Senior Vice President of The Brazilian Equity Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Portugal Fund, Inc., The Indonesia Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc. and Treasurer of BEA Strategic Income Fund, Inc.


    Michael A. Pignataro has been Vice President of BEA Associates since December 1995. He was Assistant Vice President and Chief Administrative Officer for Investment Companies of BEA Associates from September 1989 to December 1995. Mr. Pignataro is also the Chief Financial Officer and Secretary of The Brazilian Equity Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Portugal Fund, Inc., The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc. and Chief Financial Officer and Assistant Secretary of The Indonesia Fund, Inc. and Secretary of BEA Strategic Income Fund, Inc.

    The Fund pays each of its directors who is not a director, officer or employee of BEA Associates or any affiliate thereof an annual fee of $10,000 plus $500 for each Board of Directors meeting attended. In addition, the Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to all such unaffiliated directors by the Fund during the fiscal year ended December 31, 1995 was $39,358.

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended December 31, 1995. None of the Fund's executive officers or directors who are also officers or directors of BEA Associates received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                             TOTAL
                                                            PENSION OR                ESTIMATED          COMPENSATION
                                        AGGREGATE       RETIREMENT BENEFITS        ANNUAL BENEFITS       FROM FUND AND
                                      COMPENSATION      ACCRUED AS PART OF              UPON             FUND COMPLEX
NAME OF DIRECTOR                        FROM FUND          FUND EXPENSES             RETIREMENT        PAID TO DIRECTORS
------------------------------------  -------------  -------------------------  ---------------------  -----------------
Enrique R. Arzac *..................    $  13,000                    0                        0            $  26,000
Lawrence J. Fox.....................    $  13,000                    0                        0            $  26,000
James S. Pasman, Jr.................    $  13,000                    0                        0            $  26,000

                                         TOTAL NUMBER OF
                                          BOARDS OF BEA
                                           ASSOCIATES
                                             ADVISED
                                           INVESTMENT
                                            COMPANIES
NAME OF DIRECTOR                             SERVED
------------------------------------  ---------------------
Enrique R. Arzac *..................               10
Lawrence J. Fox.....................                2
James S. Pasman, Jr.................                2


---------
* On February 13, 1996, Prof. Arzac was elected as a director of eight other BEA Associates-advised investment companies. Because the election took place after the 1995 fiscal year-end, Prof. Arzac did not receive any compensation with respect to these BEA-advised investment companies for the year ended December 31, 1995.


    The Articles of Incorporation and Bylaws of the Fund provide that the Fund will indemnify directors, officers, of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to the shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


ADVISORY ARRANGEMENTS


    BEA Associates acts as the Fund's investment adviser pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement") which became effective on June 13, 1995. Prior to this date, CSIM provided investment advisory services to the Fund under substantially the same terms, conditions and fees.


    The Advisory Agreement provides that BEA Associates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BEA Associates in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

    For the fiscal period from June 13, 1995 (effective date of the Advisory Agreement) through December 31, 1995, BEA Associates was paid $568,039 for advisory services rendered to the Fund. For the fiscal period from January 1, 1995 through June 12, 1995 and the fiscal years ended December 31, 1994 and December 31, 1993, CSIM was paid for advisory services rendered to the Fund $458,394, $1,032,360 and $1,066,979, respectively.

ADMINISTRATIVE ARRANGEMENT

    Chase Global Funds Services Company (the "Administrator") serves as the Fund's administrator pursuant to an agreement with the Fund (the "Administration Agreement").

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

    The Advisory Agreement became effective on June 13, 1995. Unless earlier terminated as described below, the Advisory Agreement remains in effect if approved annually (a) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) and (b) by a majority of the directors who are not parties to the Advisory Agreement or "interested persons"

(as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of the Board of Directors of the Fund or by the vote of the majority of the holders of the Fund's shares, or upon 90 days' written notice, by BEA Associates.

    The Administration Agreement is terminable upon 60 days' notice by either party.

    The services of BEA Associates and the Administrator are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

                             PORTFOLIO TRANSACTIONS

    Decisions to buy and sell securities for the Fund are made by BEA Associates, subject to the overall review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are placed on behalf of the Fund by persons authorized by BEA Associates. BEA Associates manages other investment companies and accounts (the "BEA Accounts") that invest in fixed-income securities. Although investment decisions for the Fund are made independently from those of the other BEA Accounts, investments of the type the Fund may make may also be made on behalf of the BEA Accounts. When the Fund and one or more of the BEA Accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by BEA Associates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Fund may utilize CS First Boston Corporation and other affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when BEA Associates believes that the charge for the transaction does not exceed usual and customary levels.

    Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include a dealer's mark-up or mark-down, which normally is not disclosed. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

    In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, BEA Associates will seek the best overall terms available. In addition, unless otherwise directed by the Board of Directors of the Fund, the Advisory Agreement authorizes BEA Associates, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and cause the Fund to pay a broker-dealer which furnishes such services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of BEA Associates to the Fund. The fees payable under the Advisory Agreement are not reduced as a result of BEA Associates' receiving such brokerage and research services.

    It is currently the Fund's policy that BEA Associates may at times pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions. BEA Associates will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to BEA Associates and/or the Fund. Subject to the primary objective set forth above, BEA Associates has informed the Fund that it may pay higher commission rates specifically for the purpose of obtaining research services. The Fund will not pay to any affiliates of BEA Associates a higher commission rate specifically for the purpose of obtaining research services.

    The Fund paid no affiliated brokerage commissions in any of the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


    Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless The Chase Manhattan Bank ("Chase Manhattan") as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify Chase Manhattan, as the Plan Agent for BEA Income Fund, Inc., Dividend Reinvestment Department - Retail Processing, 770 Broadway, 7th Floor, New York, New York 10003-9598 or by telephone at 1-800-428-8890. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.


    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to each shareholder its pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. For all purposes of the Plan, (a) the market price of the Common Stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Common Stock on a particular date shall be as determined by or on behalf of the Fund.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. Cash contributions are used to purchase shares of Common Stock in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value. Voluntary cash payments received after five business days before the dividend payment date will be invested by the Plan Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the next succeeding dividend payment. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's Common Stock on his own behalf.

    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.


    The Fund reserves the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for such dividend or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The Chase Manhattan Bank, Dividend Reinvestment Department - Retail Processing, 770 Broadway, 7th Floor, New York, New York 10003-9598.


                                    TAXATION

    The following is a summary of the material United States federal income tax considerations, regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

UNITED STATES FEDERAL INCOME TAXES

    THE FUND AND ITS INVESTMENTS. The Fund has qualified and intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (iii) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

    Although legislation that would repeal the 30% limitation on a regulated investment company's ability to make short-term investments has been proposed in Congress, it is unclear when, if ever, such legislation will be enacted or the form of such legislation if enacted.

    As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


    The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net realized long-term and short-term capital gains in excess of applicable capital losses, including capital loss carryforwards. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net realized long-term capital gains in excess of its net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

    The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


    If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


    The Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

    DIVIDENDS AND DISTRIBUTIONS. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

    Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

    Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

    If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

    SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Plan, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

    BACKUP WITHHOLDING. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities. Additional tax withholding requirements which apply with respect to foreign investors are discussed below.

    FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.


    If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Distributions to a non-resident alien of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund generally will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains will cause the Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for investment, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.


    In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in the Fund.

    NOTICES. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

    OTHER TAXATION. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

    THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                                NET ASSET VALUE

    The net asset value per share is determined as of the close of the New York Stock Exchange on the last business day of each week, by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Net asset value includes interest on fixed-income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent current quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term debt securities which mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase by the Fund was less than 60 days, or by amortizing their value on the 61st day if their term to maturity on the date acquired by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. The value of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Directors.

                                  COMMON STOCK

    The authorized capital stock of the Fund is 100,000,000 shares of Common Stock. The Fund has no present intention of offering additional shares other than pursuant to the Offer, except that additional shares may be issued under the Plan. See "Dividend Reinvestment and Cash Purchase Plan." Other offerings of shares, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that shares not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's outstanding voting securities, as such term is defined under the 1940 Act.

BENEFICIAL OWNER

    There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of the shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock. The officers and directors of the Fund, in the aggregate, own less than 1% of the outstanding shares of the Fund's Common Stock.

                              FINANCIAL STATEMENTS


    The Fund's Annual Report for the fiscal year ended December 31, 1995 and its unaudited Semi-Annual Report for the fiscal period ended June 30, 1996 (the "Reports"), which either accompany this SAI or have previously been provided to the person to whom this Prospectus is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of its Reports upon request to Shareholder Relations at BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022,
(800) 293-1232.